EXHIBIT 10.16

FIFTH AMENDMENT TO LOAN AGREEMENT

This FIFTH AMENDMENT, dated as of December 27, 2006 (this “Agreement”), is made in connection with that certain Loan and Security Agreement, dated as of February 10, 2003 (as amended, restated, supplemented, renewed, extended, replaced or otherwise modified from time to time, the “Loan Agreement”), by and among on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and Wells Fargo Foothill, Inc., a California corporation (f/k/a Foothill Capital Corporation), as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, Elgin National Industries, Inc., a Delaware corporation (the “Parent”), and each of the Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with the Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Agent and the Lenders wish to amend certain of the terms set forth in the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby amended as follows:

(a) The definition of the term “Commitment” is hereby amended and restated in its entirety to read as follows:

“‘Commitment’ means, with respect to each Lender, its Revolver Commitment, its Initial Term Loan A Commitment, its Supplemental Term Loan A Commitment, its Term Loan B Commitment, its Term Loan C Commitment or its Total Commitment, as the context requires, and, with respect to all Lenders, their Revolver Commitments, their Initial Term Loan A Commitments, their Supplemental Term Loan A Commitments, their Term Loan B Commitments, their Term Loan C Commitments or their Total Commitments, as the context requires, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.”

(b) The definition of the term “Fifth Amendment” is hereby inserted, in appropriate alphabetical order, to read as follows:

“‘Fifth Amendment’ means the Fifth Amendment to Loan Agreement, dated as of December 27, 2006, among the Agent, the Lenders, the Parent and the Borrowers.”

(c) The definition of the term “Fifth Amendment Effective Date” is hereby inserted, in appropriate alphabetical order, to read as follows:

“‘Fifth Amendment Effective Date’ means the date on which all of the conditions precedent to the effectiveness of the Fifth Amendment have been fulfilled or waived.”

(d) The definition of the term “Initial Term Loan A” is hereby inserted, in appropriate alphabetical order, to read as follows:

“‘Initial Term Loan A’ has the meaning specified therefor in Section 2.2(a).”

(e) The definition of the term “Initial Term Loan A Commitment” is hereby inserted, in appropriate alphabetical order, to read as follows:

“‘Initial Term Loan A Commitment’ means, with respect to each Lender, its Initial Term Loan A Commitment, and, with respect to all Lenders, their Initial Term Loan A Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.”

(f) The definition of the term “Maximum Revolver Amount” is hereby amended and restated in its entirety to read as follows:

“‘Maximum Revolver Amount’ means $30,000,000.”

(g) The definition of the term “Permitted Liens” is hereby amended as follows:

(i) Clause (b) is amended by adding the following phrase at the end thereof:

“and Liens set forth on Schedule P-2,”

(ii) Clause (c) is hereby amended and restated in its entirety to read as follows:

“(c) with respect to any Real Property that is not part of the Real Property Collateral or for which the Agent has elected not to obtain a policy for title insurance, (i) title defects, title exceptions, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, and (ii) Liens set forth on Schedule P-2.”

(h) The definition of the term “Pro Rata Share” is hereby amended and restated in its entirety to read as follows:

“‘Pro Rata Share’ means:

(a) with respect to a Lender’s obligation to make Advances and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Revolver Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender’s Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and (y) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate principal amount of such Lender’s Advances by (ii) the aggregate principal amount of all Advances,

(b) with respect to a Lender’s obligation to participate in Letters of Credit, to reimburse the Issuing Lender, and to receive payments of fees with respect thereto, (x) prior to the Revolver Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender’s Revolver Commitment, by (ii) the aggregate Revolver Commitments of all Lenders, and (y) from and after the time that the Revolver Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the aggregate principal amount of such Lender’s Advances by (ii) the aggregate principal amount of all Advances,

(c) with respect to a Lender’s obligation to make the Initial Term Loan A and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Initial Term Loan A, the percentage obtained by dividing (i) such Lender’s Initial Term Loan A Commitment, by (ii) the aggregate amount of all Lenders’ Initial Term Loan A Commitments, and (y) from and after the making of the Initial Term Loan A, the percentage obtained by dividing (i) the principal amount of such Lender’s Initial Term Loan A by (ii) the principal amount of the Initial Term Loan A,

(d) with respect to a Lender’s obligation to make the Supplemental Term Loan A and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Supplemental Term Loan A, the percentage obtained by dividing (i) such Lender’s Supplemental Term Loan A Commitment, by (ii) the aggregate amount of all Lenders’ Supplemental Term Loan A Commitments, and (y) from and after the making of the Supplemental Term Loan A, the percentage obtained by dividing (i) the principal amount of such Lender’s Supplemental Term Loan A by (ii) the principal amount of the Supplemental Term Loan A,

(e) with respect to a Lender’s obligation to make the Term Loan B and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Term Loan B, the percentage obtained by dividing (i) such Lender’s Term Loan B

Commitment, by (ii) the aggregate amount of all Lenders’ Term Loan B Commitments, and (y) from and after the making of the Term Loan B, the percentage obtained by dividing (i) the principal amount of such Lender’s Term Loan B by (ii) the principal amount of the Term Loan B,

(f) with respect to a Lender’s obligation to make the Term Loan C and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Term Loan C, the percentage obtained by dividing (i) such Lender’s Term Loan C Commitment, by (ii) the aggregate amount of all Lenders’ Term Loan C Commitments, and (y) from and after the making of the Term Loan C, the percentage obtained by dividing (i) the principal amount of such Lender’s Term Loan C by (ii) the principal amount of the Term Loan C,

(g) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 16.7), the percentage obtained by dividing (i) such Lender’s Revolver Commitment plus the unpaid principal amount of such Lender’s portion of the Term Loan A plus the unpaid principal amount of such Lender’s portion of the Term Loan B plus the unpaid principal amount of such Lender’s portion of the Term Loan C, by (ii) the aggregate amount of Revolver Commitments of all Lenders plus the unpaid principal amount of the Term Loan A plus the unpaid principal amount of the Term Loan B plus the unpaid principal amount of the Term Loan C; provided, however, that, if such Lender’s Revolver Commitment shall have been terminated or reduced to zero, such Lender’s Revolver Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender’s Advances and if all Revolver Commitments shall have been terminated or reduced to zero, the aggregate Revolver Commitments shall be deemed to be the principal amount of all outstanding Advances.”

(i) The definition of the term “Required Lenders” is hereby amended by deleting the term “clause (f)” therein and substituting in lieu thereof the term “clause (g)”.

(j) The definition of the term “Supplemental Term Loan A” is hereby inserted, in appropriate alphabetical order, to read as follows:

“‘Supplemental Term Loan A’ has the meaning specified therefor in Section 2.2(a).”

(k) The definition of the term “Supplemental Term Loan A Commitment” is hereby inserted, in appropriate alphabetical order, to read as follows:

“‘Supplemental Term Loan A Commitment’ means, with respect to each Lender, its Supplemental Term Loan A Commitment, and, with respect to all Lenders, their Second Term Loan A Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 14.1.”

(l) The definition of the term “Term Loan A Amount” is hereby amended and restated in its entirety to read as follows:

“‘Term Loan A Amount’ means (a) as of any date of determination prior to the Fifth Amendment Effective Date, the lesser of (i) $7,500,000, and (ii) the sum of (x) 80% of the Appraised Value of Eligible Equipment and (y) 60% of the Appraised Value of Eligible Real Property Collateral, less (1) the amount, if any, of reserves established by Agent, for potential environmental remediation costs relating to such Eligible Real Property Collateral and (2) the amount of all principal payments of the Term Loan A as of such date and (b) on or after the Fifth Amendment Effective Date, $10,000,000.”

Section 2. Revolver Advances. Section 2.1(c)(v) of the Loan Agreement is hereby amended by deleting the term “60%” therein and substituting in lieu thereof the term “65%”.

Section 3. Term Loan A. Section 2.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Subject to the terms and conditions of this Agreement, on the Closing Date, each Lender with an Initial Term Loan A Commitment on the Closing Date made a term loan (collectively, the “Initial Term Loan A”) to Borrowers in an amount equal to such Lender’s Pro Rata Share of $7,500,000, $3,925,000 of which remains outstanding on the Fifth Amendment Effective Date. Subject to the terms and conditions of this Agreement, on the Fifth Amendment Effective Date, each Lender with a Supplemental Term Loan A Commitment agrees (severally, not jointly or jointly and severally) to make a term loan (collectively, the “Supplemental Term Loan A” and together with the Initial Term Loan A, the “Term Loan A”) to Borrowers in an amount equal to such Lender’s Pro Rata Share of $6,075,000. Each of the Initial Term Loan A and the Supplemental Term Loan A shall be considered part of the Term Loan A for all purposes of the Loan Agreement and all Loan Documents and any reference to the “Term Loan A” in the Loan Agreement or in any other Loan Document shall be deemed to include both the Initial Term Loan A and the Supplemental Term Loan A made by such Lenders to Borrowers. The Term Loan A shall be repaid in consecutive monthly installments, each in a principal amount equal to (i) for the period from the Closing Date through the second anniversary of the Closing Date, $62,500, (ii) for the period from the second anniversary of the Closing Date up to, but not including the Fifth Amendment Effective Date, $100,000, and (iii) for the period from the Fifth Amendment Effective Date and thereafter, $166,667, in each case, on the first day of each month, commencing on May 1, 2003; provided that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan A. Subject to Section 3.6, Borrowers may at any time prepay all or a portion of the Term Loan A. Each such prepayment of the Term Loan A shall be applied against the remaining installments of principal thereof in the inverse order of maturity. The outstanding unpaid principal balance and all accrued and unpaid interest under the Term Loan A shall be due and payable on the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan A shall constitute Obligations. Any principal amount of the Term Loan A repaid or prepaid may not be reborrowed.”

Section 4. Schedules. The supplemental schedules attached as Annex 1 to this Agreement shall be deemed incorporated by reference and shall supplement or amend and restate (as set forth in each Supplemental Schedule) the applicable Schedules to the Loan Agreement effective as of the Amendment Effective Date (as defined below).

Section 5. Waiver. Subject to the conditions set forth in Section 7 of this Agreement, the Agent and the Required Lenders under the Loan Agreement as of the date hereof hereby waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement from any noncompliance by Borrowers with (a) Section 6.9 of the Loan Agreement by reason of the location of Inventory and Equipment at any of the locations set forth on supplemental Schedule 5.5 to this Agreement, (b) Section 6.18 of the Loan Agreement by reason of the formation of Mineral & Industrial Products Corporation prior to the Amendment Effective Date, and (c) Section 7.18 of the Loan Agreement by reason of the re-location of the chief executive offices of certain of the Borrowers to the locations set forth on supplemental Schedule 5.7(b) to this Agreement.

Section 6. Joinder of Additional Borrower.

(a) Joinder to Loan Agreement. By its execution of this Agreement, Mineral and Industrial Products Corporation, a Delaware corporation (the “Additional Borrower”), hereby (i) confirms that, after giving effect to the supplement to the schedules to the Loan Agreement provided for in Section 4, each representation and warranty contained in Article 5 of the Loan Agreement is true and correct as it may relate to the Additional Borrower as of the Amendment Effective Date, (ii) grants to the Agent, for the benefit of the Lender Group, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Personal Property Collateral in order to secure prompt repayment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by the Additional Borrower of its covenants and duties under the Loan Documents, which Lien in and to the Personal Property Collateral shall attach to all Personal Property Collateral without further action on the part of the Agent or the Additional Borrower, (iii) agrees that from and after the Amendment Effective Date it shall be a Borrower under the Loan Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (iv) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to “Borrower”, “Borrowers”, “Loan Party” or “Loan Parties” in the Loan Agreement and the other Loan Documents shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Loan Agreement and the other Loan Documents and that it has read and understands the terms thereof.

(b) Joinder to Pledge Agreement. By its execution of this Agreement, the Additional Borrower hereby (i) agrees that from and after the Amendment Effective Date it shall be a Pledgor under the Pledge Agreement as if it were a signatory thereto, (ii) pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lender Group, a continuing security interest in all Pledged Collateral (as defined in the Pledge Agreement) of the Additional Borrower, whether now owned or hereafter acquired and howsoever its interest therein may arise or appear, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to a “Pledgor” or the “Pledgors” in the Pledge Agreement shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Pledge Agreement and that it has read and understands the terms thereof.

(c) Joinder to Intellectual Property Security Agreements. By its execution of this Agreement, the Additional Borrower hereby (i) agrees that from and after the Amendment Effective Date it shall be a Debtor under each of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement as if it were a signatory thereto, (ii) grants, assigns, transfers and conveys to the Agent, for the benefit of the Lender Group, a continuing, first priority security interest in all of its right, title and interest in, to and under the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as applicable, of the Additional Borrower, whether now owned or hereafter acquired and howsoever its interest therein may arise or appear, and (iii) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to a “Debtor” or the “Debtors” in each such agreement shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of each such agreement and that it has read and understands the terms thereof.

(d) Joinder to Fee Letter. By its execution of this Agreement, the Additional Borrower hereby agrees that from and after the Amendment Effective Date (i) it shall be a Borrower under the Fee Letter as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (ii) it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to a “Borrower” or “Borrowers” in the Fee Letter shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Fee Letter and that it has read and understands the terms thereof.

(e) Joinder to Intercompany Subordination Agreement. By its execution of this Agreement, the Additional Borrower hereby agrees that from and after the Amendment Effective Date (i) it shall be an Obligor under the Intercompany Subordination Agreement as if it were a signatory thereto, and (ii) it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to an “Obligor” or the “Obligors” in the Intercompany Subordination Agreement shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof.

(f) Joinder to Contribution Agreement. By its execution of this Agreement, the Additional Borrower hereby agrees that from and after the Amendment Effective Date (i) it shall be an Obligor under the Contribution Agreement as if it were a signatory thereto, and (ii) it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth therein. The Additional Borrower hereby agrees that each reference to an “Obligor” or the “Obligors” in the Contribution Agreement shall include the Additional Borrower. The Additional Borrower acknowledges that it has received a copy of the Contribution Agreement and that it has read and understands the terms thereof.

Section 7. Conditions to Effectiveness. The effectiveness of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent (the date on which all such conditions are fulfilled or waived by the Agent and the Lenders are hereafter referred to as the “Amendment Effective Date”):

(a) Representations and Warranties. The representations and warranties contained in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Amendment Effective Date shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date).

(b) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

(c) Fees. The Agent shall have received an amendment fee in the amount of $75,000, for the pro rata benefit of the Lenders with a Supplemental Term Loan A Commitment, in immediately available funds, which shall be nonrefundable and deemed fully earned on the Amendment Effective Date.

(d) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and the Lenders and unless indicated otherwise, dated the Amendment Effective Date:

(i) counterparts of this Agreement, duly executed by the Loan Parties, the Agent and the Lenders;

(ii) a Pledge Amendment duly executed by the Parent, together with (A) certificates evidencing 100% of the issued and outstanding Stock of the Additional Borrower owned by the Parent and (B) undated stock powers executed in blank;

(iii) evidence of the filing of one or more UCC-1 financing statements in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be granted by the Additional Borrower to the Agent by this Agreement;

(iv) a certificate from the Secretary of the Additional Borrower certifying as to true, correct and complete copies of (A) the Governing Documents of the Additional Borrower, as amended, modified, or supplemented to the Amendment Effective Date and (B) a certificate of status dated as of a recent date of the appropriate official(s) of the jurisdiction of incorporation of the Additional Borrower;

(v) a certificate from the Secretary of each Loan Party attesting to (A) the resolutions of such Loan Party’s Board of Directors authorizing (1) the borrowings contemplated by this Agreement, and the Loan Agreement as amended hereby, by each Borrower and the transactions contemplated by this Agreement, and the Loan Agreements as amended hereby, (2) the execution, delivery and performance by each such Person of this Agreement and the other Loan Documents to be executed and delivered pursuant hereto to which such Person is a party, and the performance of this Agreement, and the Loan Agreement as amended hereby, and (3) authorizing specific officers of such Loan Party to execute the same;

(vi) a certificate of an authorized officer of each Loan Party, certifying the names and true signatures of the representatives of such Person authorized to sign this Agreement and the other Loan Documents to be executed and delivered by such Person in connection herewith;

(vii) a certificate of an authorized officer of each Loan Party (other than the Additional Borrower), certifying that the charter of each such Person has not been amended or otherwise modified since the Closing Date and that the copy thereof previously delivered to Agent is true, correct and complete;

(viii) a certificate of an authorized officer of each Loan Party (other than the Additional Borrower), certifying that the by-laws or operating agreement, as applicable, of each such Person have not been amended or otherwise modified since the Closing Date and that the copy thereof previously delivered to Agent is true, correct and complete;

(ix) an opinion of Mayer, Brown, Rowe & Maw, counsel to the Loan Parties, as to such matters as Agent may reasonably request;

(x) a certificate of an authorized officer of the Parent, certifying as to the matters set forth in subsection (a) of this Section 7;

(xi) a disbursement letter executed and delivered by each of the parties thereto regarding the extensions of credit to be made on the Fifth Amendment Effective Date; and

(xii) such other agreements, instruments, approvals, opinions and other documents as Agent may reasonably request from the Borrowers.

(e) Proceedings. All proceedings in connection with the transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to the Agent, and the Agent shall have received from the Loan Parties all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent may reasonably request.

(f) Lender Group Expenses. Borrowers shall have paid all Lender Group expenses incurred in connection with the transactions evidenced by this Agreement.

Section 8. Conditions Subsequent to Effectiveness. As an accommodation to Borrowers, the Required Lenders have agreed to execute this Agreement notwithstanding the failure by Borrowers to satisfy the conditions set forth below on or before the Amendment Effective Date. In consideration of such accommodation, Borrowers agree that, in addition to all other terms, conditions and provisions set forth in this Agreement, including those conditions set forth in Section 7, Borrowers shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (it being understood that (x) the failure by Borrowers to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an Event of Default and (y) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Amendment Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 8):

(a) within 30 days of the Amendment Effective Date, Agent shall have received a Pledge Amendment (as defined in the Pledge Agreement) together with certificates representing all of the shares of Stock of each of the following direct and indirect Subsidiaries of Parent not already delivered to Agent under the Pledge Agreement, together with Stock powers with respect thereto endorsed in blank:

(i) Elgin Polska Sp. z o.o.;

(ii) Roberts & Schaefer Polska Sp. z o.o.;

(iii) Separator-R&S Sp. z o.o.; and

(iv) PT Roberts Schaefer Soros Indonesia; and

(b) Borrowers shall use commercially reasonable efforts to deliver to Agent, within 30 days of the Amendment Effective Date, a Collateral Access Agreement executed by the lessor of the Leased Real Property located at 222 S. Riverside Plaza, Chicago, IL 60606 (it being understood and agreed that if Borrowers fail to provide such Collateral Access Agreement within such 30 day period, Agent may institute a reserve equal to the rental costs under the applicable lease with respect to such location for a 3 month period).

Section 9. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Amendment Effective Date are true and correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date).

(b) No Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

(c) Each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and to perform the Loan Documents, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified could not be expected to have a Material Adverse Change.

(d) The execution, delivery and performance by the Loan Parties of this Agreement and the performance by the Loan Parties of the Loan Documents, as amended by this Agreement, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene the Loan Parties’ Governing Documents.

(e) The execution, delivery, and performance by the Loan Parties of this Agreement and the performance of the Loan Documents, as amended by this Agreement, do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party’s interestholders or any approval or consent of any Person under any material contractual obligation of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect.

(f) The execution, delivery, and performance by the Loan Parties of this Agreement and the performance of the Loan Documents, as amended by this Agreement, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(g) This Agreement, when executed and delivered by the Loan Parties, and the Loan Documents, as amended hereby, are and will be the legally valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms.

Section 10. Ratification; Reservation of Rights. Except as otherwise expressly provided herein, each Borrower confirms and agrees that the Loan Agreement and each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, (a) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement, and (b) all references in the other Loan Documents to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement. This Agreement does not and shall not affect any Obligations of the Loan Parties under the Loan Agreement or any other Loan Document or certificate or other writing delivered to the Agent or any Lender pursuant thereto, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Obligations in accordance with the terms of the Loan Agreement and the other Loan Documents, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

Section 11. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 12. Successors and Assigns. This Agreement shall (a) be binding on the parties hereto and their respective successors and assigns, and (b) inure the benefit of the parties hereto and their respective successors and assigns.

Section 13. Execution in Counterparts. This Agreement may be executed in several counterparts and by each party on a separate counterpart each of which when executed shall be an original and all of which together shall constitute one instrument. Signatures to this Agreement may be delivered by telecopier or electronic transmission.

Section 14. Costs and Expenses. Each Loan Party agrees to pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement and any other related agreements, instruments and documents.

Section 15. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 16. Agreement as Loan Document. Each Loan Party hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by any Loan Party under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made or any Loan Party shall fail to perform any covenant or agreement set forth herein.

Section 17. No Waiver. Except as expressly provided herein, this Agreement is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise.

Section 18. WAIVER OF JURY TRIAL, ETC. EACH BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY OTHER AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THE LOAN AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT, ANY LENDER OR THE ISSUING LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT, ANY LENDER OR THE ISSUING LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVER. EACH BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWERS:

BEST METAL FINISHING, INC.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Vice President

CABELL CONSTRUCTION COMPANY
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

CENTRIFUGAL SERVICES, INC.
an Illinois corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

CLINCH RIVER CORPORATION
a Virginia corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

ELGIN INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Vice President

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ELGIN NATIONAL INDUSTRIES, INC.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Vice President

ELGIN REAL ESTATE HOLDINGS, LTD.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Vice President

LELAND-POWELL FASTENERS, INC.
a Tennessee corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

MINERAL & INDUSTRIAL PRODUCTS CORPORATION,
a Delaware corporation

By:	/s/ David Hall
Name:	David Hall
Title:	Vice President

MINING CONTROLS, INC.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

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NORRIS SCREEN AND MANUFACTURING, INC.
a West Virginia corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

ROBERTS & SCHAEFER COMPANY
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

ROBERTS & SCHAEFER INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

SOROS ASSOCIATES, INC.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

SOROS INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Vice President

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TABOR MACHINE COMPANY
a West Virginia corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

TRANSERVICE, INC.
a Delaware corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Senior Vice President

VANCO INTERNATIONAL, INC.
a Georgia corporation

By:	/s/ Wayne J. Conner
Name:	Wayne J. Conner
Title:	Vice President

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AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC.
as Agent and as Lender

By:	/s/ Andrew T. Furlong III
Name:	Andrew T. Furlong III
Title:	Vice President

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LENDER:

MAST CREDIT OPPORTUNITIES I, (MASTER) LTD.,
as a Lender

By:	/s/ David Steinberg
Name:	David Steinberg
Title:	Partner

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ANNEX I

[See Supplemental Schedules Attached]